[PHOTO]
                                                                Mario J. Gabelli

The
Gabelli
 B
A C
Fund

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1996

                              The Gabelli ABC Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  Annual Report
                                December 31, 1996

To Our Shareholders:

      In the fourth quarter of 1996, we experienced one of the most breathtaking rallies in stock market history. Investors saw the Clinton victory, combined with the Republicans retaining control of Congress, as the best of all possible worlds and poured money into equities. Blue chip stocks led the post-election charge, with the Standard & Poor's 500 Index (S&P 500) and the Dow Jones Industrial Average (DJIA) surging to record levels. This strong fourth quarter capped a second great year for U.S. equities, concluding one of the best two-year periods in history.

INVESTMENT RESULTS (a)
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                                             Quarter
                              ------------------------------------
                              1st       2nd          3rd       4th      Year
                              ---       ---          ---       ---      ----
1996:   Net Asset Value ..  $10.10    $10.16       $ 9.77    $ 9.84    $ 9.84
        Total Return .....    4.1%      0.6%         0.8%      2.2%      7.8%
--------------------------------------------------------------------------------
1995:   Net Asset Value ..  $ 9.94    $10.14       $10.41    $ 9.71    $ 9.71
        Total Return .....    3.9%      2.0%         2.7%      2.2%     11.2%
--------------------------------------------------------------------------------
1994:   Net Asset Value ..  $10.12    $10.11       $10.42    $ 9.57    $ 9.57
        Total Return .....    0.9%     (0.1)%        3.1%      0.6%      4.5%
--------------------------------------------------------------------------------
1993:   Net Asset Value ..    __      $10.10       $10.63    $10.03    $10.03
        Total Return .....    __        1.0%(b)      5.2%      2.6%      9.1%(b)
--------------------------------------------------------------------------------

----------------------------------------------
Average Annual Returns - December 31, 1996 (a)
----------------------------------------------
1 Year.............................   7.8%
3 Year.............................   7.8%
Life of Fund (b)...................   9.0%
----------------------------------------------

                        Dividend History
-----------------------------------------------------------------
Payment (ex) Date         Rate Per Share       Reinvestment Price
-----------------         --------------       ------------------
December 27, 1996             $0.146                 $9.83
September 30, 1996            $0.470                 $9.77
December 28, 1995             $0.930                 $9.71
December 28, 1994             $0.910                 $9.52
December 31, 1993             $0.880                $10.03

(a) Total return and average annual return reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.
(b) From commencement of operations on May 14, 1993.

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

Investment Performance

      For the fourth quarter ended December 31, 1996, The Gabelli ABC Fund's net asset value increased 2.2% after adjusting for the $0.146 per share distribution paid on December 27. During the year ended December 31, 1996, the Fund's return was 7.8%.

      The Fund, which seeks to achieve a positive return in various market environments, had a total return since inception on May 14, 1993 through December 31, 1996 of 36.7%, which equates to a 9.0% annualized rate of return. For the three years through December 31, 1996, the Fund has had a total return of 25.3%, which equates to an average annual return of 7.8%. The Fund has met its objectives of providing an attractive rate of return without excessive risk of capital. During 1996, the equities market was very alluring. Our approach included being selective, without introducing excessive risk.

  [The following table was represented as a line graph in the printed material]

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 IN THE GABELLI ABC FUND, THE S&P 500 INDEX AND
                   THE LIPPER U.S. TREASURY MONEY MARKET INDEX

                Gabelli         S&P 500        Lipper U.S. Treasury
                ABC Fund         Index          Money Market Index
                --------         -----          ------------------
 5/14/93        $10,000         $10,000              $10,000
12/31/93        $10,910         $10,659              $10,163
12/31/94        $11,401         $10,798              $10,530
12/31/95        $12,278         $14,858              $11,091
12/31/96        $13,667*        $18,275              $11,618

* Past performance is not predictive of future performance.

The 5% Performance Guaranty Program

      Gabelli Funds, Inc.'s fourth Performance Guaranty Program was completed on December 31, 1996. This Program was unique in the industry in that it provided investors the full upside potential of their investment with a guaranteed minimum return of 5%. The Fund's objective of achieving positive total returns in various market environments has been achieved. Indeed, the Fund has earned 9% annualized since inception. What lies ahead?

      In 1997, the Fund will continue its objective of seeking to achieve positive total returns in various market environments. The investment style will remain the same. Although Gabelli Funds, Inc. is not renewing the Performance Guaranty in 1997, we have demonstrated that our investment approach can achieve satisfactory returns particularly in difficult market conditions. Of course, past performance is not necessarily indicative of future results.

      The sales charge has been eliminated and new and existing shareholders may invest freely. We believe the Fund will be an excellent vehicle for investors who want to participate in the equities market without excessive risk of capital loss. Shareholders may acquire additional shares at any time.

BARRON'S 1997 Roundtable

      We thought we would share with you excerpts from BARRON's 1997 Roundtable interview with our Chief Investment Officer. Discussion of individual companies is not necessarily reflective of the Fund's entire portfolio.

--------------------------------------------------------------------------------

                           --------------------------
                                    BARRON'S
                                   ROUNDTABLE
                                        o
                                  MARIO GABELLI
                               ARCHIE MACALLASTER
                                    JOHN NEFF
                                  MARC PERKINS
                                  MICHAEL PRICE
                                   JIM ROGERS
                                  OSCAR SCHAFER
                             CARLENE MURPHY ZIEGLER
                                  FELIX ZULAUF
                           --------------------------
                       (the following has been excerpted:)

                                 Playing Themes
            Our panelists scour the globe for underappreciated stocks

Barron's 1997 Investment Roundtable features an avalanche of ideas - mega-cap and micro-, foreign and domestic, straight equity and derivative - about profitable ways to engage with the markets this year. This second of three Roundtable installments is a distillation of the mid-section of our marathon Jan. 6 gabfest. And it's dominated by the four panelists we put on the stockpicking hot seat during that stretch: Felix Zulauf, Mario Gabelli, Carlene Ziegler and Mike Price (in the order that we grilled them). But it includes, too, considerably more than two cents' worth of (frequently contrary) opinions from the other five stalwarts who graced the table.

      The stocks Felix, Mario, Carlene and Mike came prepared to talk about range from a play on the Polish economy (no kidding) to a little company that's tearing up the ski slopes; from restructuring stories to consolidation dreams. Then there's Mario's "Hall of Shame," and even one single solitary short - but it does encompass an entire market.

      So what are they? For all the juicy details, read the Q&A that follows these brief bios of the knights of the Roundtable who take their stockpicking turns in this issue.

                                                            - Kathryn M. Welling

Mario Gabelli: Iconoclastic, irrepressible, ingenious and indefatigable. The erstwhile auto analyst from the Bronx is chairman and chief investment officer of Gamco Inc., the money-management firm otherwise known as Gabelli Asset

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                                       3
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Management. Mario is also chairman of Gabelli Funds Inc., the adviser to the
Gabelli family of mutual funds.

PART 1: Outlook on the Economy and Stock Market

Q: Mario, what kind of economy do you see?

Gabelli: Oh, 1997 should be another good year, with GDP up about 2% to 3%. We talked a year ago about seeing the early part of a global recovery in '97, but that seems a little further off now. Still, with the currency changes taking place, you could see a pretty decent economy in the second half in Germany and France. Hungary, Poland, the Czech Republic are reasonably strong. Latin America's reasonably good. Southeast Asia, ex-Japan, and the 3.5 billion new consumers around the world, have a pretty good appetite for American goods. Overall, the export side of the house - even with the recent strength of the dollar vis-a-vis the yen and the mark - should be decent. The outlook for '98 is not clear. But for '97, I'm in the 2% inflation camp, trickling up to 3% to 311/42% by year-end, and I see long interest rates backed up to a level of stability around 631/44% to 711/44%.

Q: Everyone always says that.

Gabelli: No. A year ago, long rates were 6.05%, and I argued they would back up to 611/42% to 631/44% - as they have.

Q: Mario, what's in store for the stock market?

Gabelli: I don't see the market helped by rate changes. Profits, I see up 7%, more or less. So I don't see any gremlins there, though I watch for them. Earnings surprises are clearly the wild card for the market. Valuations are not outrageously high. The flow of funds is incredibly positive. The net inflow into mutual funds in '96 was about $200 billion, compared with $100 billion net in '95. Corporate buybacks announced were about $130 billion in '96. Only completed about $30 billion. But even that is a big number. Corporate dividends were about $100 billion. There are a couple of other elements. The buying of U.S. stocks by non-U.S. holders I see accelerating. So I see the money flow into mutual funds continuing, though it's hard to make the case that it will go up at a higher incremental rate.

      But the big number is not any of those. It is acquisitions. In 1996, we announced $1 trillion on a global basis, $659 billion in the U.S. So whatever we see in mutual fund inflows, dividends, buybacks, net foreign investments will be a paltry number relative to transactions, many of which are for cash.

Q: Isn't that circular? One reason you've had this M&A boom is that the stock market is so high. If it were to drop off for some reason, mergers would, too.

Gabelli: No. In 1995, there were $200 billion in cash deals, retiring shares and putting cash in investors' hands. In 1996, I don't have the final number. Counterbalancing that, last year there was about $48 billion raised in IPOs, which take cash out of the market and put shares in. And another big chunk of cash left the U.S. in '95 to go into foreign markets. But that is a loop. In 1997, that flow of funds is still going to be enormously powerful. Deals will be at an all-time record. Whether, as you saw Gillette do with Duracell, paper will be swapped for paper, or whether cash is exchanged for paper, it's all recycled. I would guess the entire world did $1.2 trillion worth of deals in 1996. In 1997, you are going to see more Boeing/ McDonnells. Megadeals like Philip Morris buying Pepsi-Cola. American Express and someone. GTE buying British Telecom.

Q: In any event, is your point that this is going to keep the stock market going up?

Gabelli: Let me keep going. I don't think 1997 is going to be a year in which "three-peats" happen. The Lakers and the Celtics and the Bulls may have been able to do it. But I don't think the market is going to make it three championship seasons in a row. So 1997, even with its powerful flow of funds, will not see another big uplift. However, in light of the powerful flow of funds and all the deal activity, it's going to be a fertile year to get in front of themes like the consolidations in certain industries.

Q: Utilities?

Gabelli: They're one example. Banks. Brokers. Money managers. There's an incredible consolidation

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                                       4
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going on in the money-management business!

Q: Does lightning strike twice?

Gabelli: Hit me!

Q: So it will be a terrible market year except for investors?

Gabelli: I didn't say "terrible." I am not where John is, down 15% to 20%.

Neff: I said zip, though, for the year.

Gabelli: That's where I am, as well, for the whole year. More volatility in the market. The flow of funds is so powerful that it doesn't allow a material downdraft from here. At the same time, the places you make money are in spinoffs, split-ups, corporate transactions. On March 14, 1994, when GE went after Kemper, I said that signaled a third wave of takeovers. Each year since, we have seen progressively more, and 1997 is going to be the year of the global behemoths. Scale economics on a global basis are at work. When you see British Telecom buying MCI and then you see GTE thinking about buying British Telecom, it's just phenomenal. The Boeing/ McDonnell Douglas and Gillette/Duracell are just a taste of what you will see. And when you have a stock that's up 20 points in a day, you're going to say, "Hey, what else can I buy that's going to be bought?" You are going to have all the speculative fervor of 1986-87, or 1968-69. Whenever Charlie Bluhdorn was around and Jimmy Ling.

PART 2: Gabelli Talks Stocks

      In the `Nineties, one of the themes is consolidation. That is, to buy a fragmented industry, get the benefit of synergistic dynamics at work. Eliminate overhead. Use scale economics in the financial and operating areas. We've talked in years past about consolidations in the banks, the brokers, the broadcasters. I added to that the defense industry, the Baby Bells and utilities a year ago.

      Another area I've been looking at is supermarkets. I want to recommend a couple today. Just as a backdrop, Royal Ahold bought, from Kohlberg Kravis Roberts, Stop & Shop. Paid 811/42 times EBITDA [earnings before interest, taxes, depreciation and amortization]. Vons is merging into Safeway at 10.1 times. Food Lion just bought Kash `n Karry. A whole bunch of deals. KKR bought 90% of Bruno's. And so on. The two I am going to recommend today are Giant Food and Delchamps. Giant Food has 60 million shares. The symbol is GSF.A. on the Amex. The stock closed around 35. That is a $2 billion market cap. They have 174 supermarkets in the Baltimore-Washington, D.C., area. Revenues of about $4 billion. The balance sheet is over-financed. They have about $250 million cash, about $170 million total debt, which is primarily capitalized leases. They own 17 of the shopping centers they operate. They have equity interests in four others. Without factoring in a strike they're involved in, earnings for this February year will be about $1.80, up from $1.72. Growing at glacial speed.

Q: That implies a pretty decent P/E, if the stock is at 35.

Gabelli: Here is the story: A U.K. company, J. Sainsbury, had 9.8 million shares. They just bought two million more from Israel Cohen's estate. I can see earnings accelerating to $1.95-$2.20. The management is marching to a different drummer. They should use the balance sheet to leverage up, do many of the things that KKR would do. I don't think they will. Henry Kravis should be sniffing around at this deal. Sainsbury owns 20%-plus. I think they are going to come in and take out the balance. The takeout price is somewhere between $42 and $52.

MacAllaster: That's an enormous price.

Gabelli: Only 8.4 times EBITDA. They dominate their market. Their margins are terrific. Extremely well-run. They have $500 million of excess capital. My own sense is that the family did a disservice to themselves and shareholders by not taking the block of stock they sold to Sainsbury and selling it to KKR, to create an auction. They got lousy investment-banking advice. They should invite Henry in. He has a new fund, knows this business.

Schafer: What percentage do you own?

Gabelli: There is no vote. The voting stock, all 125,000 shares, is controlled by four trustees. But

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                                       5
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everybody gets the same price as that stock. We own two million shares out of 60 million. Not a big number.

MacAllaster: There are 60 million shares outstanding?

Gabelli: 59.5 million - for you, 60. The next company I'm recommending is Delchamps. The stock is 20. The symbol is DLCH. It's in Alabama, approximately 119 locations. The book is around $16 a share. A very good balance sheet. It's selling at about 4.8 times EBITDA. Takeout value of $35-$45.

MacAllaster: They won't sell out, will they? Haven't they turned down two bids?

Gabelli: You're going back five-seven years. The Delchamps family has migrated two generations since then.

MacAllaster: Two generations in five years? Talk about fast-forward!

Gabelli: Archie, 46% of the stock is held by - just punch out your 13F.

MacAllaster: They were bid $26 for this company some years ago.

Gabelli: A&P bid in the low 30s. They brought in some investment bankers, said it was not enough. Or they just didn't want the deal, they were going to do it themselves. They screwed up, then changed management. I meant, there is a second generation of management, not of the Delchamps.

MacAllaster: A lot of employees own this stock, too.

Gabelli: Forty-six percent is held by four institutions. If someone comes knocking at the door this time -

MacAllaster: They'll have a vote.

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                                 GABELLI'S PICKS
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                                                Price
Company               Sym.        Exch.         1/6/97
--------------------------------------------------------------------------------
Giant Food            GFSA         ASE          35 1/8
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Delchamps             DLCH         NNM          20 1/4
--------------------------------------------------------------------------------
BHC Comm              BHC          ASE          102 1/8
--------------------------------------------------------------------------------
Gray Comm             GCS          NYSE         19 1/4
--------------------------------------------------------------------------------
General Host          GH           NYSE         2 5/8
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Int'l Family Ent      FAM          NYSE         16 5/8
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Southwest Gas         SWX          NYSE         19 1/4
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                                 "HALL OF SHAME"
--------------------------------------------------------------------------------
Santa Anita           SAR          NYSE         26 7/8
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Kerr Group            KGM          NYSE         2 1/2
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Media General         MEGA         ASE          30 1/2
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Q: Do you know which four?

Gabelli: I happen to know which four institutions they are. You're seeing about a 30% stake at this end of the table. You know, the number of transactions taking place, the locations they are in, the fact that people like Albertson's are looking in the area, it makes a lot of sense. Those are my two takeout food plays for individuals who want to make a return.

MacAllaster: You never did say what this $20 stock earned.

Gabelli: Not enough. They're just going through a restructuring. Earning 68 cents a share from continuing operations.

Neff: Why is this worth so much?

Gabelli:  Cash flow.

      One last company in this cash camp, which will segue into an area that you might have an interest in. I'm going to talk about BHC Communications. Stock is at 100, on the Amex. There are 23.9 million shares outstanding - 24 million for Archie. That's a $2.4 billion market cap. What you get is a company with $1.3 billion in cash, no debt. A company that owns three television stations, in L.A., New York and Portland, probably worth another $1.2 billion. Then they own five million shares of United Television Inc., which sells at 87. So, marked to market, that's another $500 million. Marked to model.

Q: Marked to what?

Rogers: To valuations he made up in his model.

Gabelli: Marked to my model of the value of the business, based on what would be paid by a company that wanted to buy the entire enterprise, the company is worth $130 million more than market.

MacAllaster: Herb Siegel [chairman and CEO] is never going to sell.

Gabelli: My point is, you get their network for free. They own a half-interest - and Paramount Television Group owns the other in the United Paramount Network, UPN, which is the fifth network, or fourth or sixth, depending on who's counting, but most likely the fifth or sixth. That network, if it works, could have substantial value down the road. So BHC is attractive. That leads me into the consolidation in the broadcasting industry. Last year, we talked about three broadcasters. They were taken over. This year, I'll just talk about one in a little more detail, Gray Communications Systems. Gray operates in what I call "Bubba country," Lexington and

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                                       6
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Hazard, Ky.; Augusta, Albany and Thomasville, Ga.; Panama City and Tallahassee,
Fla.; and Knoxville, Tenn. There are 8.1 million shares. It's run by two outstanding value managers. The stock is 17 1/2. Earnings for 1997 should be 55 cents. They go to 90 cents, $1.25, $1.65. By 2000, the company will have only $140 million of debt. They will have a private-market value marked to model based on a terminal multiple for both its newspapers and TV stations - of about $60 a share. I'm buying as much as I can.

Q:  What's the cash flow?

Gabelli: Substantial. EBITDA in 1997 is $40 million, by the year 2001 it goes to $55 million.

Q: Do you have another stock, Mario?

Gabelli: Another $2-$2.50 stock is General Host, which operates Frank's Nursery & Crafts. Harris Ashton has done a poor job of running the company. They have 170-odd Frank's. The aging population, the right locations, everything is right. Sears Roebuck should look at this one.

      Now, to Alan's favorite subject: cable. I want to talk about 3.5 billion new eyeballs, i.e., consumers around the world who have an insatiable appetite for American goods and services.

Perkins: Are they interactive couch potatoes?

Gabelli: As you know that is a trademark of Gabelli & Co. and you should bow your head when you say it.

Q: Or pay a royalty.

Gabelli: We all know about what happened to cable in 1996: Satellite bloodied the industry. The concern that telephone was going into cable damaged it. Cable stocks, on balance, fell 40%. But let's look at the positives. First, satellite has four million new consumers. Anyone who has a DirecTV views it as an exceptionally attractive product. I bought it for my house in Moose, Wyo. It works. It's fabulous. Easy to use.

Gabelli: That four-million-user delivery system is growing probably 25%-50% a year over the next several years. But DirecTV has to pay for programs. So if you're an International Family Entertainment with the Family Network, they have to pay you. And, since they don't have nearly as many subscribers as, say, TCI [Tele-Communications Inc.], they pay you a higher-than-average rate. So Family Entertainment is getting 20 cents per set of eyeballs as opposed to 11 cents. Secondly, it's getting incremental growth in eyeballs at an accelerating rate. Enlarging its advertising base. So a Family Entertainment has a powerful uplift to its revenue stream. Family Entertainment, symbol FAM, is run by our dear friends in Virginia. It closed Friday [Jan. 3] up 131/48, to $17. And 17 times 48 million shares is an $850 million market value. There's about $140 million of debt. The Family Channel itself had a cash-flow run rate in the fourth quarter of $100 million. So it's selling at 8.5 times. They also own 72% of FiT TV, which is 10% owned by Liberty, 10% by Reebok, and is cash-flow negative. They have a piece of a cable channel in China. They gave up on the Pakistani telephone venture after they read my comments last year in Barron's. Have a piece of an equity in Latin America. They got out of their cable channel in the U.K., but took back a 5% stake in the buyer, Flextech PLC, a U.K. company controlled by TCI's TCI International unit. Bottom line: This stock, if they had nothing else, would be worth probably $28-$30 a share. Family Channel's EBITDA margins are growing substantially. They've started originating better programming through MTM Entertainment, their Mary Tyler Moore production company, on Family Channel. That's increasing its penetration. I think the company will be sold. Pat Robinson has a problem. He doesn't want to give up the 700 Club, which has a time slot in prime time. The buyer has to find a way to let him not give that up.

Q: What else, dare we ask?

Gabelli: Utilities - I do need to throw in what's going on there - as a consolidation play. I'll just leave you with one name, because of time:
Southwest Gas. It has 23-24 million shares. Headquartered in Las Vegas. They have gas distribution companies in Las Vegas, Phoenix. They made a questionable acquisition, of a pipeline construction company. The book is around $16 and the takeout value is probably $28-$33. Enormous

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                                       7
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consolidation going on. I'll stop there.

Q: Are you sure?

Rogers: Don't ask! They keep finding more.

Gabelli: Just my 1996 Hall of Shame. These are companies in the areas I follow that have done their best to try to disengage shareholders from the value of their enterprises. Either because of their own monetaristic motives, stupidity, hubris. I have three candidates - I had four or five last year and each did something. No. 1 is Santa Anita. I have never seen such - what was the word you used, Jim?

Rogers: Codswallop.

Gabelli: This one was pure horse droppings. Santa Anita tried to sell the company at $14. We tried to tell them the company is worth $30. Bay Meadows tried to do the same thing at 18, but backed off and the stock today is 40. Santa Anita has a wonderful tax vehicle. Santa Anita and Bay Meadows have the same paired-REIT tax structure. Santa Anita stock today is $26. Management did everything in their power to convince the world that they had the right deal at $14. It was an inside deal, stank to the high paddocks. The second one is Kerr Group, but the management finally got fired, so I have to put them in the Hall of Shame posthumously. The third one is Media General. This one is pure hubris. The stock is $30; it's worth $80.

Rogers: You're dreaming.

Gabelli: I know. It's worth $80-$120, actually.

MacAllaster: After a 1-for-3.

Gabelli: No way. They bought Parc Communications and leveraged up the company without adding to EPS or PMV for five years. Lost all flexibility and they belong in the Hall of Shame for that. Tomorrow, they will try and explain it to the world. I doubt they'll do a good job. I think they could lose three directors out of seven and that may get their attention.

Schafer: Are there still an A and a B stock?

Gabelli: Yes. The family owns 250,000 shares, which control four of the seven board votes. The A stock, which has 26 million shares outstanding, controls three. All the directors should resign because of what they allowed management to do.

Price: Wish you'd never heard of it?

Gabelli: Wait till you go up, Michael. A quarter for your cup. I rest.

Q: Well, thank heavens. I mean, thanks, Mario.

                                                        Reprinted by Permission.
                                             The views expressed in this article
                                                  reflect those of the portfolio
                                                  manager as of its writing. The
                                                  manager's views are subject to
                                              change at any time based on market
                                                           and other conditions.

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Let's Talk Stocks

      The following are company specifics on selected holdings of our Fund. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AirTouch Communications Corp. (ATI - $25.25- NYSE) is one of the premier players in global wireless communications. Operating in attractive cellular markets in the U.S. and overseas (including Germany, Japan, Portugal, Sweden, Belgium, Italy, Spain and South Korea), the company is well-positioned to participate in the world-wide expansion of wireless communications. There are currently 100 million cellular customers world-wide, with half of those in the U.S. Annual growth is estimated at 40% to 50%. To strengthen its cellular position in the U.S., AirTouch has formed a joint venture with U.S. West Media Group (UMG - $18.50 - NYSE) to merge the two companies' domestic cellular and personal communications services (PCS) properties.

Alexander & Alexander Services Inc. (AAL - $17.375 - NYSE) signed a definitive agreement to be acquired by Aon Corp. (AOC - $62.125 - NYSE) for about $1.23 billion, creating one of the nation's largest insurance brokerage companies. The acquisition gives Aon a larger share of the market for insurance brokering and for advising companies on how to assess, control and cover risk. The merger comes amid a wave of consolidation in the insurance industry, as many companies seek to sell out rather than make investments needed to compete with larger rivals. The $17.50 per share cash tender offer was completed on January 14, 1997.

FlightSafety International Inc. (FSI - $50.00 - NYSE) was acquired by Berkshire Hathaway Inc. (BRK - $34,100 - NYSE) for about $1.5 billion in cash and stock. Berkshire bought the pilot training company to tap growing world-wide travel and the need for pilots who can fly the newest aircraft. Under terms of the agreement, FlightSafety holders had the option to receive $50 a share in cash or $48 in Class A or Class B Berkshire stock. A maximum of 58% of the purchase price, or $870 million, would be paid in cash and the rest in Berkshire stock. FlightSafety provides high-technology simulator-based training to airlines and ship owners throughout the world. It also makes full-motion flight simulators and other training equipment. The merger closed at year-end and shareholders who elected cash received $50 per share for 100% of their stock.

Genentech, Inc. (GNE - $53.625 - NYSE) is a leading player in the biotechnology industry, making and marketing such products as Activase thrombolytic agent, Nutropin growth hormones and Actimmune. Hoffman-La Roche owns 66% of GNE's stock. Roche's option agreement to buy the outstanding 34% has been revised by extending the option to 1999, and by increasing the purchase price to $82 per share. The new agreement has an attractive feature permitting GNE's shareholders to "put" their shares to Roche at $60 per share one month after the expiration date if Roche doesn't elect to buy the remaining shares then outstanding.

Giant Food Inc. (GFS'A - $34.50 - ASE) operates 174 supermarkets, mostly food and drug combination stores, primarily in the Washington, DC and Baltimore metropolitan areas. The company is expanding from this base into New Jersey, Pennsylvania, and Delaware which should drive growth. Giant has a solid management team and is considered to be a leading innovator in the food retailing industry. J. Sainsbury PLC, one of the largest supermarket retailers in the United Kingdom, owns a non-controlling 50% of Giant's voting shares, in addition to approximately 20% of the non-voting shares.

Katy Industries, Inc. (KT - $14.50 - NYSE) is a diversified company, operating its business through three principal groups: industrial machinery, industrial components and consumer products. The industrial machinery group manufactures and sells die-cutting machinery, food packaging machinery and production machinery for the shoemaking industry. The industrial components group manufactures and sells components such as specialty metals and testing and measuring instruments. The consumer products group manufactures and sells sanitary maintenance supplies and air filter and electronic components. Katy also has a substantial investment portfolio, owning 39% of BeeGee Holding Company, 37.5% of Schon & Cie, AG and 135,000 shares of Union Pacific Corporation. The company now holds over $55 million ($6.50 per share) in cash and marketable securities.

Loctite Corp. (LOC - $60.875 - NYSE) accepted a sweetened $1.27 billion takeover bid from Henkel KGaA for the 65% of the adhesives maker Henkel didn't already own. German chemical maker Henkel, which had been seeking to expand its share of the U.S. adhesives market, boosted its offer on December 4 to $61 per share. Loctite, in November, had rejected Henkel's $57.75 per share bid, saying it was too low. Loctite's initial resistance to Henkel's overtures was successful in increasing the price by 9% from the $56 per share its largest shareholder said it was willing to pay in late October. The acquisition will significantly boost Henkel's share of the U.S. market and reduce its dependence on the European market, which accounts for 80% of its sales. The tender offer closed on January 3, 1997.

Renaissance Communications Corp. (RRR - $35.75 - NYSE) owns and operates a diversified group of six television stations in Dallas/Ft. Worth, Miami/Ft. Lauderdale, Sacramento, Hartford/New Haven, Indianapolis and Harrisburg. Four are affiliates of the Fox Network and the other two are affiliates of the WB Network. The company has agreed to merge with a subsidiary of the Tribune Company by receiving $36.00 per share in cash.

Pacific Telecom, Inc. is a Vancouver, WA-based telecommunications company, whose primary business is delivering local exchange services to rural and suburban markets across the western and mid-western states. Pacific Telecom also has cellular telephone interests in 29 rural and metropolitan markets representing about two million POPS. Effective September 27, 1995, Pacific Telecom's majority shareholder, PacifiCorp., acquired the remaining shares it did not previously own at a price of $30.00. We believe the intrinsic value of Pacific Telecom to be in excess of $50.00 and are seeking dissenters rights to capture this value for our shareholders. We placed PacifiCorp in our Hall of Shame for the way it froze out minority shareholders.

Providence Journal Company (PRJ - $30.625 - NYSE) signed a definitive agreement to be acquired by A.H. Belo Corp. (BLC - $34.875 -NYSE) for about $1.5 billion in cash and stock, making Belo one of the nation's largest television broadcasters and expanding its newspaper operations. The purchase will give Belo nine television stations, making it the 10th-biggest U.S. broadcaster, reaching 12.3% of the nation's TV viewers. Belo, the publisher of the Dallas Morning News, will also get two newspapers, including the Providence Journal-Bulletin, and cable programming businesses. The purchase follows a string of newspaper acquisitions by Belo in the past year. It also comes amid an acquisition frenzy in the television industry as companies take advantage of changes in ownership rules. Under terms of the agreement, Providence Journal shareholders will receive $12.33 in cash and 0.5333 shares of Belo Series A common stock for each of their shares. That values Providence Journal at $30.93 a share, based on Belo's price of $37.875. Providence Journal shareholders also have the option of receiving all cash or all stock for their shares subject to certain proration mechanisms. The transaction is expected to close during the first quarter of 1997.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at info@gabelli.com.

In Conclusion

      If we may borrow former N.Y. Knicks and current Miami Heat coach Pat Riley's trademarked expression, we don't think the market will "three-peat" in 1997. We see less risk and higher return potential in selected small and mid cap stocks, which are priced much more reasonably than the large cap growth stocks that benefited most from the "irrational exuberance" that so concerns Fed Chairman Greenspan. Corporate restructurings of every variety from mergers to asset sales and spin-offs will provide a tailwind for value oriented investors.

      We remind ourselves and our shareholders that investing is not a sprint but a marathon. The swift hare will shine during many stages. But, the tortoise, who carries the heavy protective shell of fundamental discipline, will triumph in the end. We will continue to do what we do best: work hard to identify fundamentally undervalued companies that will, over the long term, provide consistently attractive investment returns.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABCX. Please call us during the day for further information.

      We thank you for your confidence in our investing abilities and wish you a productive and financially rewarding 1997.

                                        Sincerely,

                                        /s/ Mario J. Gabelli

                                        Mario J. Gabelli, CFA
                                        President and Chief
                                        Investment Officer

February 3, 1997

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                December 31, 1996

    Loctite Corporation                         AirTouch Communications, Inc.
    Renaissance Communications                  Genentech, Inc.
    FlightSafety International, Inc.            Pacific Telecom, Inc.
    Alexander & Alexander Services, Inc.        Giant Food, Inc.
    The Providence Journal Company              Katy Industries, Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli ABC Fund
Portfolio of Investments  -- December 31, 1996
================================================================================

                                                                       Market
      Shares                                               Cost         Value
      ------                                               ----         -----

                COMMON STOCKS -- 46.00%
                AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.21%
        10,000  GenCorp Inc..........................  $   129,250   $   181,250
         4,500  Wynn's International, Inc............       79,650       142,313
                                                       -----------   -----------
                                                           208,900       323,563
                                                       -----------   -----------
                AVIATION: PARTS AND SERVICES -- 8.04%
        40,000  FlightSafety International, Inc......    1,985,750     2,000,000
         2,500  General Motors Corp.
                 Class H.............................      149,375       140,625
         6,000  Hi-Shear Industries Inc.+............        7,300        15,750
                                                       -----------   -----------
                                                         2,142,425     2,156,375
                                                       -----------   -----------
                BROADCASTING -- 11.00%
         1,000  Cox Radio, Inc.+.....................       18,500        17,500
        10,000  Frontier Corp........................      205,186       226,250
         2,000  Gray Communications
                 System, Inc.........................       32,262        37,750
        57,500  Renaissance
                 Communications Corp.................    2,000,062     2,055,625
        20,000  The Providence Journal
                 Co. - Cl A+.........................      591,000       612,500
                                                       -----------   -----------
                                                         2,847,010     2,949,625
                                                       -----------   -----------
                CABLE -- 0.43%
         4,000  Tele-Communications, Inc./
                 Liberty Media Group.................      102,825       114,250
                                                       -----------   -----------
                CONSUMER PRODUCTS -- 1.64%
        15,000  Carter-Wallace, Inc..................      159,853       234,375
         3,000  Culbro Corporation...................      150,345       194,625
         4,000  Kerr Group, Inc.+....................       28,262         9,500
                                                       -----------   -----------
                                                           338,460       438,500
                                                       -----------   -----------
                DIVERSIFIED INDUSTRIAL -- 0.97%
        18,000  Katy Industries, Inc.................      448,400       261,000
                                                       -----------   -----------
                ENERGY -- 0.50%
         7,000  Southwest Gas Corporation............      117,387       134,750
                                                       -----------   -----------
                EQUIPMENT AND SUPPLIES -- 12.81%
         7,000  Ampco-Pittsburgh
                 Corporation.........................       48,500        84,000
        55,000  Loctite Corp.........................    3,344,625     3,348,125
                                                       -----------   -----------
                                                         3,393,125     3,432,125
                                                       -----------   -----------
                FINANCIAL SERVICES -- 4.68%
        72,200  Alexander & Alexander
                 Services, Inc.......................    1,246,785     1,254,475
                                                       -----------   -----------
                HEALTH CARE -- 1.20%
         6,000  Genentech, Inc.+.....................      287,149       321,750
                                                       -----------   -----------
                HOTELS/GAMING -- 0.24%
         1,500  ITT Corporation+.....................       64,887        65,063
                                                       -----------   -----------

     Principal
      Amount                                                           Market
     of Shares                                             Cost         Value
     ---------                                             ----         -----

                HOUSING RELATED -- 0.15%
         2,000  Nortek, Inc.+........................  $    21,600   $    40,000
                                                       -----------   -----------
                RETAIL -- 1.78%
         2,000  Burlington Coat Factory
                 Warehouse Corp......................       24,600        26,000
         3,927  Eckerd Corp..........................      131,750       125,664
         8,000  Giant Food, Inc. - Class A...........      263,775       276,000
         2,000  Lillian Vernon Corp..................       26,100        24,500
         6,000  Topps Co., Inc.......................       32,990        24,000
                                                       -----------   -----------
                                                           479,215       476,164
                                                       -----------   -----------
                WIRELESS COMMUNICATIONS -- 1.35%
         2,500  COMSAT Corporation...................       51,419        61,563
        10,000  Pacific Telecom, Inc.(a).............      297,400       300,000
                                                       -----------   -----------
                                                           348,819       361,563
                                                       -----------   -----------

                TOTAL COMMON STOCKS..................   12,046,987    12,329,203
                                                       -----------   -----------
                CONVERTIBLE CORPORATE BONDS -- 1.35%
                ELECTRONIC EQUIPMENT -- 0.36%
   $    94,000  Trans-Lux Corporation
                 Sub. Deb. Cv.
                 9.00%, 12/01/05.....................       95,992        95,880
                                                       -----------   -----------
                EQUIPMENT AND SUPPLIES -- 0.11%
        30,000  Fedders Corp.
                 8.50%, 6/15/12......................       26,327        29,400
                                                       -----------   -----------
                FOOD AND BEVERAGE -- 0.49%
       450,000  Flagstar Companies, Inc.
                 Sub. Deb. Cv.
                 10.00%, 11/01/14....................      173,293       132,188
                                                       -----------   -----------
                RETAIL -- 0.39%
       100,000  General Host Corporation
                 8.00%, 02/15/02.....................       71,266        77,438
        20,000  Ingles Markets, Incorporated
                 Sub. Deb. Cv.
                 10.00%, 10/15/08....................       20,874        25,500
                                                       -----------   -----------
             `                                              92,140       102,938
                                                       -----------   -----------
                TOTAL CONVERTIBLE
                 CORPORATE BONDS.....................      387,752       360,406
                                                       -----------   -----------
                CONVERTIBLE PREFERRED STOCKS -- 1.70%
                PUBLISHING -- 0.21%
         1,000  Golden Books Family
                 Entertainment, Inc..................       50,000        56,750
                                                       -----------   -----------
                WIRELESS COMMUNICATIONS -- 1.49%
         8,000  AirTouch Communications Inc.-
                 Class B.............................      234,500       218,000

    The accompanying notes are an integral part of the financial statements.

The Gabelli ABC Fund
Portfolio of Investments (Continued) -- December 31, 1996
================================================================================

     Principal
      Amount                                                           Market
     of Shares                                             Cost         Value
     ---------                                             ----         -----

                CONVERTIBLE PREFERRED STOCKS (Continued)
         4,000  AirTouch Communications Inc.-
                 Class C.............................  $   193,000   $   181,000
                                                       -----------   -----------
                                                           427,500       399,000
                                                       -----------   -----------

                TOTAL CONVERTIBLE
                 PREFERRED STOCKS....................      477,500       455,750
                                                       -----------   -----------
                CORPORATE BONDS -- 0.23%
                FOOD AND BEVERAGE -- 0.23%
   $   150,000  Flagstar Companies, Inc.
                 11.25%, 11/01/04....................      127,428        60,748
                                                       -----------   -----------

                TOTAL CORPORATE BONDS................      127,428        60,748
                                                       -----------   -----------

                U.S. GOVERNMENT OBLIGATIONS -- 56.00%
    15,090,000  U.S. Treasury Bills,
                 4.80% to 4.84%
                 Due 02/06/97 to 02/13/97............   15,009,827    15,009,827
                                                       -----------   -----------

                TOTAL U.S. GOVERNMENT
                 OBLIGATIONS.........................   15,009,827    15,009,827
                                                       -----------   -----------
                TOTAL
                 INVESTMENTS -- 105.28%..............  $28,049,494*   28,215,934
                                                       ===========
                Liabilities in excess
                 of other assets -- (5.28)%..........                (1,414,224)
                                                                     -----------
                NET ASSETS -- 100.00%
                 (2,723,940 shares outstanding)......                $26,801,710
                                                                     ===========
                Net Asset Value And Redemption
                 Price Per Share.....................                      $9.84
                                                                     ===========

----------
+     Non-income producing security.
(a)   Security fair valued as determined by Board of Directors.

*For Federal Income Tax purposes:

    Aggregate cost .....................    $ 28,049,494
                                            ============
    Gross unrealized appreciation ......    $    534,938
    Gross unrealized depreciation ......        (368,985)
                                            ------------
    Net unrealized appreciation ........    $    165,953
                                            ------------
                                            ------------

    The accompanying notes are an integral part of the financial statements.

                              The Gabelli ABC Fund

Statement of Assets and Liabilities
December 31, 1996
================================================================================
Assets:
   Investments in securities, at value
       (Cost $28,049,494) ....................................       $28,215,934
   Receivable for Fund shares sold ...........................             4,575
   Accrued interest receivable ...............................            33,518
   Dividends receivable ......................................            13,805
   Deferred organizational expenses ..........................            33,208
                                                                     -----------
       Total Assets ..........................................        28,301,040
                                                                     -----------
Liabilities:
   Payable to Advisor ........................................            25,324
   Payable for distribution fees .............................             6,316
   Payable for Fund shares redeemed ..........................         1,442,618
   Other accrued expenses ....................................            25,072
                                                                     -----------
       Total Liabilities .....................................         1,499,330
                                                                     -----------
       Net Assets (applicable to 2,723,940
        shares outstanding) ..................................       $26,801,710
                                                                     ===========
       Net asset value and redemption
        price per share ......................................       $      9.84
                                                                     ===========
Net Assets Consist of:
   Capital Stock, at par value ...............................       $     2,724
   Additional paid-in-capital ................................        26,613,382
   Accumulated undistributed
       net investment income .................................               765
   Accumulated net realized gain on
       investments and foreign currency
       transactions ..........................................            18,886
   Net unrealized appreciation on investments
       and assets and liabilities denominated
       in foreign currencies .................................           165,953
                                                                     -----------
       Net Assets ............................................       $26,801,710
                                                                     ===========

Statement of Operations
For the Year Ended December 31, 1996
================================================================================
Income:
   Interest ..................................................        $1,088,822
   Dividends .................................................            48,462
                                                                      ----------
       Total Income ..........................................         1,137,284
                                                                      ----------
Expenses:
   Investment advisory fees ..................................           270,747
   Transfer & shareholder servicing agent ....................            89,116
   Distribution expenses .....................................            67,611
   Legal and audit fees ......................................            29,985
   Custodian fees and expenses ...............................            27,952
   Printing and mailing ......................................            27,244
   Amortization of organization expenses .....................            24,454
   Registration fees .........................................            10,880
   Directors' fees ...........................................             7,996
   Miscellaneous .............................................            10,872
                                                                      ----------
       Total Expenses ........................................           566,857
                                                                      ----------
   Investment income - net ...................................           570,427
                                                                      ----------
Net Realized and Unrealized Gain (Loss)
 on Investments:
   Net realized gain on investments and
       foreign currency transactions .........................         1,086,110
   Net change in unrealized appreciation .....................           374,989
                                                                      ----------
                                                                       1,461,099
                                                                      ----------
   Net increase in net assets resulting
        from operations ......................................        $2,031,526
                                                                      ==========

Statement of Changes in Net Assets
================================================================================

                                                                      Year Ended     Year Ended
                                                                     December 31,   December 31,
                                                                         1996           1995
                                                                     ------------   ------------
Increase (decrease) in Net Assets:
        Net Investment Income .....................................  $    570,427   $    406,885
        Net realized gain on investments and
          foreign currency transactions ...........................     1,086,110      1,476,151
        Net realized loss on futures ..............................          --          (44,165)
        Net change in unrealized appreciation .....................       374,989        527,684
                                                                     ------------   ------------
          Net increase in net assets resulting from operations ....     2,031,526      2,366,555
                                                                     ------------   ------------
        Distributions to shareholders from:
          Net investment income ...................................      (559,000)      (406,885)
          Net realized gain .......................................    (1,090,311)    (1,404,069)
        Distributions in excess of net investment income ..........          --           (2,698)
                                                                     ------------   ------------
                                                                       (1,649,311)    (1,813,652)
                                                                     ------------   ------------
        Share transactions - net ..................................     6,557,281     (5,109,412)
                                                                     ------------   ------------
          Net increase (decrease) in net assets ...................     6,939,496     (4,556,509)
Net Assets:
        Beginning of year .........................................    19,862,214     24,418,723
                                                                     ------------   ------------
        End of year (Includes undistributed net
          investment income of $765 in 1996) ......................  $ 26,801,710   $ 19,862,214
                                                                     ============   ============

    The accompanying notes are an integral part of the financial statements.

The Gabelli ABC Fund
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies. The objective of The Gabelli ABC Fund (the "Fund") is to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund is a series of Gabelli Investor Funds, Inc. (the "Corporation"), incorporated in Maryland on October 30, 1992. The Fund is an open-end, non-diversified management investment company. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Security Valuation. Portfolio securities listed or traded on the New York or American Stock Exchanges, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of their bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed, unless no sales of of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices.

Foreign Currency Transactions. The books and records of the Fund are maintained in U.S. dollars as follows:

(i) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date.

(ii) purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Security Transactions and Investment Income. Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain or loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount) is recorded as earned. Dividend income and dividend and capital gain distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes. The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

The Gabelli ABC Fund
Notes to Financial Statements (Continued)
================================================================================

2. Capital Stock Transactions. The Articles of Incorporation, dated October 30, 1992, permit the Fund to issue 1 billion shares (par value $0.001). Transactions in shares of common stock were as follows:

                                                          Year Ended                 Year Ended
                                                       December 31, 1996          December 31, 1995
                                                   -------------------------   ----------------------
                                                     Shares        Amount       Shares      Amount
                                                   ----------   ------------   --------   -----------
Shares sold .....................................   1,737,678   $ 17,232,605    276,536   $ 2,700,619
Shares issued upon reinvestment of dividends ....     159,323      1,558,644    181,381     1,761,175
Shares redeemed .................................  (1,219,557)   (12,233,968)  (963,429)   (9,571,206)
                                                   ----------   ------------   --------   -----------
 Net increase (decrease) ........................     677,444   $  6,557,281   (505,512)  $(5,109,412)
                                                   ==========   ============   ========   ===========

3. Purchases and Sales of Securities. Purchases and sales of securities for the year ended December 31, 1996, other than U.S. government obligations and short-term securities, aggregated $32,360,863 and $34,069,699, respectively.

Short Selling. The Fund is authorized to engage in short-selling, which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with cash and/or U.S. Government securities sufficient to cover its short position.

Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Directors. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer, of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

4. Investment Advisory Contract. The Fund employs Gabelli Funds, Inc., (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including officers, required for its administrative management, and to pay the compensation of all officers and Directors of the Fund who are its affiliates. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets. The Advisor is obligated to reimburse the Fund in the event the Fund's expenses exceed the most restrictive expense ratio limitation imposed by any state, cur-

The Gabelli ABC Fund
Notes to Financial Statements (Continued)
================================================================================

rently believed to be 2.5% of the first $30 million of the Fund's average daily net assets (excluding taxes, interest, distribution expenses and extraordinary items). No such reimbursement was required during the year ended December 31, 1996.

5. Organization Expenses. The organization expenses of the Fund are being amortized on a straight-line basis over a period of 60 months. The Advisor has agreed that in the event that any of the initial 10,000 shares it acquired on April 23, 1993 are redeemed during the period of amortization of the Fund's organization expenses, the redemption proceeds will be reduced by any such unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

6. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. For the year ended December 31, 1996, the Fund has incurred distribution costs of $67,611, or 0.25% of average net assets the annual limitation under the Plan. The Board of Directors has approved that Distribution costs incurred by Gabelli & Company, Inc., totaling $223,715, which are in excess of the 0.25% limitation, may be recovered from the Fund in future periods, subject to such limitation.

7. Transactions with Affiliates. The Fund paid brokerage commissions during the year ended December 31, 1996 of $16,011 to Gabelli & Company, Inc. and its affiliates. For the same period, Gabelli & Company, Inc. has informed the Fund that it received $2,306 from investors in commissions (sales charges and underwriting fees) on sales of Fund shares.

The Gabelli ABC Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                                                 May 14, 1993
                                                                                                (Commencement
                                                                                                of Operations)
                                                                                                   through
                                                                    Year Ended December 31,      December 31,
                                                                  1996        1995       1994        1993
                                                                 -------     -------    -------     ------
Operating Performance:
  Net asset value, beginning of period .......................   $  9.71     $  9.57    $ 10.03     $10.00
                                                                 -------     -------    -------     ------
  Net investment income ......................................      0.21        0.21       0.33       0.29
  Net realized and unrealized gain on securities .............      0.54        0.86       0.12       0.62
                                                                 -------     -------    -------     ------
  Total from investment operations ...........................      0.75        1.07       0.45       0.91
                                                                 -------     -------    -------     ------
Less Distributions:
  Dividends from net investment income .......................     (0.21)      (0.21)     (0.33)     (0.29)
  Distributions from net realized gain on investments ........     (0.41)      (0.72)     (0.58)     (0.59)
                                                                 -------     -------    -------     ------
  Total distributions ........................................     (0.62)      (0.93)     (0.91)     (0.88)
                                                                 -------     -------    -------     ------
  Net Asset Value, End of Period .............................   $  9.84     $  9.71    $  9.57     $10.03
                                                                 =======     =======    =======     ======
  Total Return(a) ............................................       7.8%       11.2%       4.5%       9.1%
Ratios to average net assets/supplemental data:
  Net assets, end of Period (in thousands) ...................   $26,801     $19,862    $24,419     $8,847
  Ratio of operating expenses to average net assets(b) .......      2.09%       2.10%      2.09%      2.75%(c)
  Ratio of net investment income to average net assets(b) ....      2.11%       1.83%      2.95%      2.96%(c)
  Portfolio Turnover Rate ....................................       343%        508%       490%       232%
  Average commission rate(d) .................................   $0.0499        --         --         --

--------
(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period, including reinvestment of dividends. (b) Net of expenses assumed by the Advisor equivalent to 0.14% and 0.82%, for 1994 and 1993, respectively.
(c) Annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

The Gabelli ABC Fund
Report of Grant Thornton LLP, Independent Auditors
================================================================================

Shareholders and Board of Directors
The Gabelli ABC Fund

      We have audited the accompanying statement of assets and liabilities including the portfolio of investments, of The Gabelli ABC Fund (one of the Funds constituting Gabelli Investor Funds, Inc.) as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli ABC Fund at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

                                       /s/ Grant Thornton LLP

New York, New York
February 27, 1997

--------------------------------------------------------------------------------
                   1996 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 1996, the Fund paid to shareholders, on September 30, 1996 and December 27, 1996, ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $0.616 per share. For 1996, 2.53% of the ordinary income dividends qualifies for the dividend received deduction available to corporations.

U.S. Government Income:

The percentage of the ordinary income dividends paid by the Fund during 1996 which was derived from U.S. Treasury securities was 54.07%. Such income is exempt from state and local income tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli ABC Fund met this strict requirement in 1996. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your own situation.
--------------------------------------------------------------------------------

                              The Gabelli ABC Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                            e-mail: info@gabelli.com
                             http://www.gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA
Chairman and Chief
Investment Officer
Gabelli Funds, Inc.

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

Vincent D. Enright
Senior Vice President
and Chief Financial Officer
The Brooklyn Union Gas Company

Karl Otto Pohl
Former President
Deutsche Bundesbank

Werner J. Roeder, MD
Director of Surgery
Lawrence Hospital

                                    Officers

Mario J. Gabelli, CFA
President and
Chief Investment Officer

James E. McKee
Secretary

Bruce N. Alpert
Vice President
and Treasurer

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                      Skadden, Arps, Slate, Meagher & Flom

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------